Exhibit 10.9

                             JOINT FILING AGREEMENT

     In accordance with Rule 13d-1(f) under the Securities Exchange Act of 1934, as amended, the undersigned hereby agree to the joint filing on behalf of each of them of a statement on Schedule 13D (including amendments thereto) or any subsequent filings on Schedule 13G (including amendments thereto) with respect to the Series A Common Stock, par value $0.01 per share, of At Home Corporation, and that this Joint Filing Agreement be included as an Exhibit to such joint filing.

     This Joint Filing Agreement may be executed in one or more counterparts, and each such counterpart shall be an original but all of which, taken together, shall constitute but one and the same instrument.

     IN WITNESS WHEREOF, the undersigned hereby execute this Agreement as of this 12th day of May, 1999.

                                        COX ENTERPRISES, INC.

                                        By:  /s/ Andrew Merdek
                                             -----------------
                                             Andrew A. Merdek
                                             Secretary


                                        COX HOLDINGS, INC.

                                        By:  /s/ Andrew Merdek
                                             -----------------
                                             Andrew A. Merdek
                                             Secretary


                                        COX COMMUNICATIONS, INC.

                                        By:  /s/ Andrew Merdek
                                             -----------------
                                             Andrew A. Merdek
                                             Secretary

                                        COX @HOME, INC.

                                        By:  /s/ Andrew Merdek
                                             -----------------
                                             Andrew A. Merdek
                                             Secretary


                                        /s/ Anne Cox Chambers
                                        ---------------------
                                        Anne Cox Chambers


                                        /s/ Barbara Cox Anthony
                                        -----------------------
                                        Barbara Cox Anthony